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                                                                  EXHIBIT 10.1.1

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 18th day of June, 2004, with an effective date as set forth in Section 3 hereof, by and among JACK IN THE BOX INC., a corporation organized under the laws of Delaware (the "Borrower"), those certain subsidiaries of the Borrower party to the Guaranty Agreement referred to below (the "Guarantors"), the Lenders party to the Credit Agreement referred to below (the "Lenders") pursuant to the authorization (in the form attached hereto as Annex A, the "Authorization"), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Administrative Agent"), FLEET NATIONAL BANK and US BANK, NATIONAL ASSOCIATION, each in its capacity as a Syndication Agent (collectively, the "Syndication Agents"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH and BNP PARIBAS, each in its capacity as a Documentation Agent (collectively, the "Documentation Agents"). WACHOVIA CAPITAL MARKETS, LLC acted as Lead Arranger in connection with this Amendment.

                              Statement of Purpose

      The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of January 8, 2004 by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agents and the Documentation Agents (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). In connection therewith, certain of the Subsidiaries of the Borrower reaffirmed their respective obligations under the Guaranty Agreement dated as of January 22, 2003 in favor of the Administrative Agent for the ratable benefit of itself and the other Lenders (as reaffirmed and amended by the Reaffirmation and Master Amendment dated as of January 8, 2004 and as further amended, restated, supplemented or otherwise modified from time to time, the "Guaranty Agreement").

      The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

      2. Amendments to the Credit Agreement. The Credit Agreement is hereby modified as follows:

      (a) Amendment to Existing Definition. The definition of the following defined term which is set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety as follows:

                                                                      2239344.03
                                                                          LIB:CH

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            "Applicable Margin" means the applicable margin with respect to the
      Loans as set forth in Section 5.1(c).

      (b) Amendment to Section 5.1(c). Section 5.1(c) of the Credit Agreement is hereby amended in its entirety as follows:

            "(c)  Applicable Margin.

                  (i) The Applicable Margin provided for in Section 5.1 (a) with respect to any Revolving Credit Loan or Swingline Loan shall be based upon the Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the financial statements and the accompanying Officer's Compliance Certificate for such fiscal quarter, as follows:

                                             APPLICABLE
                                               LIBOR
PRICING LEVEL       LEVERAGE RATIO             MARGIN       APPLICABLE BASE RATE MARGIN
-------------    ------------------------    ----------     ---------------------------
I                Greater than or equal to       2.50%                 1.25%
                 1.75 to 1.00
II               Greater than or equal          2.25%                 1.00%
                 to 1.00 to 1.00 but less
                 than 1.75 to 1.00
III              Less than 1.00 to              2.00%                 0.75%
                 1.00

                  (ii) The Applicable Margin with respect to the Term Loans shall be 1.00% with respect to Base Rate Loans and 2.25% with respect to LIBOR Rate Loans.

                  (iii) Adjustments, if any, in the Applicable Margin with respect to Revolving Credit Loans and Swingline Loans shall be made on the date (each a "Calculation Date") ten (10) Business Days after the date by which the Borrower is required to provide quarterly financial statements of the Borrower and its Subsidiaries and an accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of the Borrower and its Subsidiaries for the most recently ended fiscal quarter of the Borrower and its Subsidiaries; provided further that if the Borrower fails to provide the Officer's Compliance Certificate as required by Section 8.2 for the most recently ended fiscal quarter of the Borrower and its Subsidiaries preceding the applicable Calculation Date, the Applicable Margin with respect to Revolving Credit Loans and Swingline Loans shall be based on Pricing Level I (as shown above) from such Calculation Date until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Applicable Margin with respect to Revolving Credit Loans and Swingline Loans shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower and its Subsidiaries preceding such Calculation Date. Except as provided in the preceding sentence, the Applicable Margin with respect to Revolving Credit Loans and Swingline Loans shall be effective from one Calculation Date until the next Calculation Date.

      3. Effectiveness. This Amendment shall become effective on the date that each of the following conditions has been satisfied:

                                                                      2239344.03
                                                                          LIB:CH

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            (a)   Amendment Documents. The Administrative Agent shall have
      received (1) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each Guarantor and (2) an Authorization from each Lender that has made Term Loans.

            (b) Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the fees and expenses referred to in Section 7 of this Amendment, the Credit Agreement and the transactions contemplated thereby.

            (c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment.

      4.    Acknowledgement of Guarantors: Reaffirmation of Security Documents.

      (a) By their execution hereof, each Guarantor hereby expressly (i) consents to the modifications and amendments set forth in this Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

      (b) The Borrower and each Guarantor hereby confirms that each of the Security Documents to which it is a party shall continue to be in full force and effect and is hereby ratified and reaffirmed in all respects as if fully restated as of the date hereof by this Amendment. In furtherance of the reaffirmations set forth in this Section 4, the Borrower and each Guarantor hereby grants and assigns a security interest in all Collateral identified in any Security Document as collateral security for the Obligations and the Guaranteed Obligations (as defined in the Guaranty Agreement).

      5. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

      6.    Representations and Warranties/No Default.

      (a) By its execution hereof, the Borrower and each Guarantor hereby certifies that each of the representations and warranties set forth in the Credit Agreement, the Guaranty Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred and is continuing as of the date hereof.

                                                                      2239344.03
                                                                          LIB:CH

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      (b)   By its execution hereof, the Borrower and each Guarantor hereby represents and warrants that the Borrower and each Guarantor thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

      (c) This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Guarantor party thereto, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

      7. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

      8. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York (including
Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without regard to the conflicts of law provisions of such state.

      9. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      10. Facsimile Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                           [Signature Pages To Follow]

                                                                      2239344.03
                                                                          LIB:CH

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                        BORROWER:

                                        JACK IN THE BOX INC.

                                        By: /s/ Harold Sachs
                                           -----------------------------------
                                           Name:  Harold Sachs
                                           Title: Vice President and Treasurer

                                        GUARANTORS:

                                        JACK IN THE BOX EASTERN DIVISION
                                        L.P.

                                        By: JBX General Partner LLC, its General
                                        Partner

                                        By: Jack in the Box Inc., its Sole and
                                        Managing Member

                                        By: /s/ Harold Sachs
                                           ------------------------------------
                                           Name:  Harold Sachs
                                           Title: Vice President and Treasurer

                                        JBX GENERAL PARTNER LLC

                                        By: Jack in the Box Inc., its Sole and
                                        Managing Member

                                        By: /s/ Harold Sachs
                                           ------------------------------------
                                           Name:  Harold Sachs
                                           Title: Vice President and Treasurer

                                        JBX LIMITED PARTNER LLC

                                        By: Jack in the Box Inc., its Sole and
                                        Managing Member

                                        By: /s/ Harold Sachs
                                           ------------------------------------
                                           Name:  Harold Sachs
                                           Title: Vice President and Treasurer

                           [Signature Pages Continue]

[First Amendment - Jack in the Box Inc.]

                                        QDOBA RESTAURANT CORPORATION

                                        By: /s/ Gary J Beisler
                                           ------------------------------
                                        Name:  GARY J BEISLER
                                        Title: PRESIDENT & CEO

                  [Signatures Continued on the Following Page]

[First Amendment - Jack in the Box, Inc.]

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                                      ADMINISTRATIVE AGENT AND LENDERS:

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as Administrative Agent,
                                       as Lender and at the request of the other
                                       Lenders party to the Credit Agreement
                                       pursuant to the Authorization

                                      By: /s/ Louis K. Beasley, lil
                                         ------------------------------
                                      Name:  Louis K. Beasley, lil
                                      Title: Director

[First Amendment - Jack in the Box, Inc.]